Condensed Consolidated Statements of Operations (Unaudited) - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2020	Sep. 30, 2019
Operating expenses:
Research and development	$ 23,463	$ 33,514
General and administrative	14,374	16,490
Total operating expenses	37,837	50,004
Loss from operations	(37,837)	(50,004)
Other income (expense):
Interest income	139	773
Interest expense	(1,421)	(6,009)
Change in valuation of derivative liability		2,782
Change in valuation of warrant liability		(300)
Loss on extinguishment of debt		(22,700)
Total other expense, net	(1,282)	(25,454)
Net loss attributable to ordinary shareholders	$ (39,119)	$ (75,458)
Net loss per share attributable to ordinary shareholders—basic and diluted	$ (0.07)	$ (0.21)
Weighted average ordinary shares used in net loss per share attributable to ordinary shareholders—basic and diluted	536,558,283	355,634,626